SUMMARY PROSPECTUS

Lord Abbett Series Fund

Bond Debenture Portfolio

MAY 1, 2011

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.50%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	0.94%
Management Fee Waiver and/or Expense Reimbursement(1)	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%

(1)

For the period May 1, 2011 through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord Abbett for the one-year period). The example does not reflect variable contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$92	$296	$516	$1,151

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective under normal market conditions, the Fund invests at least 80% of its net assets in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities. The Fund has an average effective portfolio maturity of five to twelve years.

The Fund’s investments primarily include the following types of securities and other financial instruments:

•	U.S. investment grade fixed income securities;

•	U.S. high-yield securities;

•	foreign (including emerging market) securities;

•	convertible securities;

•	mortgage-related and other asset-backed securities;

•	senior loans, including bridge loans, novations, assignments, and participations; and

SUMMARY – BOND DEBENTURE PORTFOLIO

•	equity securities.

In addition, the Fund may invest in derivative instruments, including options, futures contracts, forward contracts, and swap agreements. The Fund may use such instruments in order to seek to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the derivative instrument is based.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund primarily invests in fixed income securities, including a substantial portion in lower-rated debt securities, which may experience significant volatility at times and may fall sharply in response to adverse events. Lower-rated debt securities may be more volatile and may decline more in price in response to negative issuer developments, general economic conditions, and market movements than higher-rated securities. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

High-Yield Securities Risk: High-yield bonds typically pay a higher yield than higher-rated bonds, but may have greater price fluctuations and have a higher risk of default than higher-rated bonds. High-yield bonds may be subject to greater credit and liquidity risks than higher-rated bonds, which may make high-yield bonds more difficult to sell at a reasonable price, especially during periods of increased market volatility or significant market decline. Some issuers of high-yield bonds may be more likely to default as to principal and interest payments after the Fund purchases their securities. High-yield bonds are considered predominantly speculative by traditional investment standards. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil.

•

Credit Risk: The issuer of a debt security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the Fund’s high-yield debt securities, which have lower credit ratings.

SUMMARY – BOND DEBENTURE PORTFOLIO

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates.

•

Liquidity Risk: There may be few available buyers or sellers for a security, preventing the Fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Convertible and Other Equity-Related Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

•

Mortgage-Related Securities Risk: Mortgage-related securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the securities may be adversely affected by political, economic and social volatility, currency exchange fluctuations, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to

SUMMARY – BOND DEBENTURE PORTFOLIO

leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

•

Portfolio Management Risk: If the strategies used and securities selected by the Fund’s portfolio management fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) — Class VC Shares

Best Quarter 2nd Q ’09 +11.21%	Worst Quarter 4th Q ’08 -9.96%

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The table below shows how the average annual total returns of the Fund’s Class VC shares compare to those of two broad-based securities market indices and a more narrowly based hybrid index that more closely reflects the market sectors in which the Fund invests.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class VC Shares	12.31%	7.63%	8.03%	12/3/2001
Index
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.41%	12/3/2001
BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	15.07%	8.83%	9.06%	12/3/2001
60% BofA Merrill Lynch High Yield Master II Constrained Index/ 20% Barclays Capital U.S. Aggregate Bond Index/ 20% BofA Merrill Lynch All Convertibles All Qualities Index (reflects no deduction for fees, expenses, or taxes)	13.76%	7.78%	7.91%	12/3/2001

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2001

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SUMMARY – BOND DEBENTURE PORTFOLIO

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

SUMMARY – BOND DEBENTURE PORTFOLIO

SEC File Number: 811-05876

SF-BDP8 (5/11)